                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                          -------------------------



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Data of earliest event reported):   April 23, 1997
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                                 TENNECO INC.
             (Exact name of registrant specified in its charter)


DELAWARE                               1-12387                 76-0515284
(State or other juristiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



         1275 KING STREET
      GREENWICH, CONNECTICUT                         06831
(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code:  (203) 863-1000
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ITEM 5. OTHER EVENTS.

        On April 23, 1997, the Registrant sold $100,000,000 aggregate principal amount of its 7-1/2% Notes due April 15, 2007 and $200,000,000 aggregate principal amount of its 7-7/8% Debentures due April 15, 2027 to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., BancAmerica Securities, Inc., Chase Securities Inc. and NationsBanc Capital Markets, Inc. under the Registrant's existing shelf Registration Statement on Form S-3 (File No. 333-24291) dated March 31, 1997.

        The Registrant filed the Prospectus, dated April 4, 1997, and the Prospectus Supplement, dated April 23, 1997, for such Notes and Debentures with the Securities and Exchange Commission pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


Exhibit No.        Description
-----------        -----------
  1.1              Underwriting Agreement dated April 23, 1997 among Tenneco Inc. and Merrill
                   Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P.
                   Morgan Securities Inc., BancAmerica Securities, Inc., Chase Securities Inc.
                   and NationsBanc Capital Markets, Inc.

  1.2              Tenneco Inc. Underwriting Agreement Standard Provisions (Debt Securities)
                   dated April 4, 1997.

  4.1              Form of Eighth Supplemental Indenture between Tenneco Inc. and The Chase
                   Manhattan Bank, as Trustee, dated as of April 28, 1997 to Indenture dated as of November 1, 1996, providing for the issuance of 7-1/2% Notes due
                   2007.

  4.2              Form of Ninth Supplemental Indenture between Tenneco Inc. and The Chase
                   Manhattan Bank, as Trustee, dated as of April 28, 1997 to Indenture dated as of November 1, 1996, providing for the issuance of 7-7/8%
                   Debentures due 2027.

  4.3              Form of 7-1/2% Note due 2007 (contained in the Form of Eighth Supplemental
                   Indenture filed as Exhibit 4.1 to this Current Report).

  4.4              Form of 7-7/8% Debenture due 2027 (contained in the Form of Ninth
                   Supplemental Indenture filed as Exhibit 4.2 to this Current Report).




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                                EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
  1.1              Underwriting Agreement dated April 23, 1997 among Tenneco Inc. and Merrill
                   Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P.
                   Morgan Securities Inc., BancAmerica Securities, Inc., Chase Securities Inc.
                   and NationsBanc Capital Markets, Inc.

  1.2              Tenneco Inc. Underwriting Agreement Standard Provisions (Debt Securities)
                   dated April 4, 1997.

  4.1              Form of Eighth Supplemental Indenture between Tenneco Inc. and The Chase
                   Manhattan Bank, as Trustee, dated as of April 28, 1997 to Indenture dated as of November 1, 1996, providing for the issuance of 7-1/2% Notes due
                   2007.

  4.2              Form of Ninth Supplemental Indenture between Tenneco Inc. and The Chase
                   Manhattan Bank, as Trustee, dated as of April 28, 1997 to Indenture dated as of November 1, 1996, providing for the issuance of 7-7/8%
                   Debentures due 2027.

  4.3              Form of 7-1/2% Note due 2007 (contained in the Form of Eighth Supplemental
                   Indenture filed as Exhibit 4.1 to this Current Report).

  4.4              Form of 7-7/8% Debenture due 2027 (contained in the Form of Ninth
                   Supplemental Indenture filed as Exhibit 4.2 to this Current Report).


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TENNECO INC.


DATE: April 25, 1997                          By: /s/ Karl A. Stewart
                                                  -------------------
                                                  Karl A. Stewart
                                                  Vice President and Secretary



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